                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2000


          CONSECO FINANCE SECURITIZED NET INTEREST MARGIN TRUST 1995-A
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                     33-53527              41-1815020
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and First Bank National Association (the "Trustee"), on June 15, 2000, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.      Description
                  -----------      -----------

                     99.1          Monthly Report delivered to
                                   Certificateholders on
                                   June 15, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2000


                                     SECURITIZED NET INTEREST MARGIN
                                     TRUST 1995-A

                                     By  CONSECO FINANCE CORP.
                                         as Servicer with respect to the Trust


                                     By: /s/ Phyllis A. Knight
                                         -------------------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer

                                INDEX TO EXHIBITS


Exhibit
Number                                                                 Page
-------                                                                ----

 99.1   Monthly Report delivered to Certificateholders                   5
        on June 15, 2000.